                                                                     Exhibit 4.7


                                JOINDER AGREEMENT


            WHEREAS, Moore Corporation Limited ("Moore") and Moore North America Finance, Inc. ("Finance Inc."), and the Initial Purchasers named therein (the "Initial Purchasers") heretofore executed and delivered a Purchase Agreement ("Purchase Agreement"), dated March 11, 2003, providing for the issuance and sale by Finance Inc. of its 7-7/8% Senior Notes due 2011 (the "Notes") under an Indenture dated March 14, 2003, between Finance Inc. and Bank One, N.A., as trustee (the "Indenture");

            WHEREAS, Moore, Finance Inc. and the Initial Purchasers named therein heretofore executed and delivered a Registration Rights Agreement (the "Registration Rights Agreement"), dated March 14, 2003, providing for the registration under the Securities Act of 1933, as amended, of the Notes; and

            WHEREAS, as a condition to the consummation of the offering of the Notes, the Guarantors (as defined in the Indenture) that were not originally party thereto have agreed to join in the Purchase Agreement and the Registration Rights Agreement upon the Release (as defined in the Indenture).

            NOW, THEREFORE, each Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

            (a) Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement, the Registration Rights Agreement and all other documents it deems necessary and appropriate to enter into this Joinder Agreement (the "Joinder Agreement"), and acknowledges and agrees to (i) join and become a party to the Purchase Agreement and the Registration Rights Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to a Guarantor in the Purchase Agreement and the Registration Rights Agreement as if made by, and with respect to, each signatory hereto; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Purchase Agreement and the Registration Rights Agreement.

            (b) Each of the undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder Agreement and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms.

            THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN.

            Each of the Guarantors that is organized outside of the United States hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each such Guarantor irrevocably appoints Moore North America, Inc. as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any suit or proceeding, and agrees that service of process upon such agent shall be deemed in every respect effective service of process upon such Guarantor, as the case may be, in any such suit or proceeding.

                [remainder of the page intentionally left blank]

            IN WITNESS WHEREOF, the undersigned has executed this agreement this 15th day of May, 2003.

                                 MH HOLDINGS LIMITED


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President



                                 MOORE HOLDINGS U.S.A. INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and Chief Executive
                                                   Officer

                                 MOORE NORTH AMERICA, INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive

                                 MOORE FINANCIAL INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President



                                 THE NIELSEN COMPANY


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President

                                 LITHO INDUSTRIES, INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Chairman, President and
                                                   Chief Executive Officer

                                 FRDK INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive

                                 G2.COM INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President


                                 PEAK TECHNOLOGIES, INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive

                                 MOORE WALLACE USA LLC


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO

                                 WALLACE TECHNICAL SERVICES, L.L.C.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 WALLACE HERITAGE, L.L.C.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 VISIBLE COMPUTER SUPPLY CORPORATION


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 WALLACE FINANCIAL SERVICES, L.L.C.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 THOMAS PACKAGING, CORP.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO

                                 WALLACE INTEGRATED GRAPHICS, INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 STATE PRINTING COMPANY, INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 COMMERCIAL PRESS, INCORPORATED


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                 BRUCE OFFSET, INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO



                                 W. E. ANDREWS CO. INC.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO

                                 METRO PRINTING INCORPORATED


                                 By:               /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Executive Vice President
                                                   Chief Financial Officer

                                 CARPENTER RESERVE PRINTING COMPANY


                                 By:               /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer, Secretary

                                 HARVEY PRESS, INC.


                                 By:               /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer, Secretary

                                 PRESSTAR PRINTING CORPORATION


                                 By:               /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer, Secretary

                                 THE STEIN PRINTING COMPANY, INC.


                                 By:               /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer Secretary

                                 MOORE BRASIL LTDA


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney



                                 MOORE INTERNATIONAL HUNGARY
                                     FINANCIAL SERVICES LIMITED
                                     LIABILITY COMPANY


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney



                                 MOORE GROUP SERVICES BVBA


                                 By:               /s/ M. Halcrow
                                        ----------------------------------------
                                        Name:      M. D. Halcrow
                                        Title:     Director


                                 MOORE BUSINESS FORMS HOLDINGS UK LIMITED


                                 By:               /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Attorney

                                 MOORE BUSINESS FORMS LIMITED


                                 By:               /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Attorney



                                 MOORE RESPONSE MARKETING LIMITED


                                 By:               /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Attorney



                                 MOORE INTERNATIONAL BV


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Managing Director



                                 MOORE RESPONSE MARKETING BV


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney



                                 MOORE IMS B.V.


                                 By:               /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney

                                 MOORE BELGIUM NV


                                 By:               /s/ M. Halcrow
                                        ----------------------------------------
                                        Name:      M. D. Halcrow
                                        Title:     Director



                                 MOORE RESPONSE MARKETING NV


                                 By:               /s/ M. Halcrow
                                        ----------------------------------------
                                        Name:      M. D. Halcrow
                                        Title:     Director